Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Amended and Restated Credit Agreement (this “Amendment”) is dated as of February 11, 2016, and is between the Lenders identified on the signature pages hereof, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into an Amended and Restated Credit Agreement dated as of May 15, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Credit Agreement”); and
WHEREAS, Boise Cascade desires that Agent and the Term Loan Lenders amend the LIBOR Rate for the Term Loan as set forth herein. Agent and the Term Loan Lenders are willing to make the foregoing amendment subject to the terms of this Amendment.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.
2.    Amendment. Subject to the satisfaction of the conditions to the Amendment Effective Date set forth in Section 4 hereof, Borrowers, Agent and the Term Loan Lenders hereby agree as follows:
(a)    A new definition of “Interest Period” is hereby added to Schedule 1.1 to the Credit Agreement to read as follows:
“Interest Period” has the meaning specified therefor in the definition of LIBOR Rate.
(b)    The definition of “LIBOR Rate” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“LIBOR Rate” means, as of any date of determination,
(a)    other than with respect to any portion of the outstanding Term Loan that is a LIBOR Rate Loan, the rate per annum as reported on Reuters Screen LIBOR01 page (or any successor page) on such date for U.S. Dollar deposits with a 30-day term and in an amount comparable to the amount of Obligations (other than undrawn Letters of Credit, Bank Product Obligations and such portion of the outstanding Term Loan that is a LIBOR Rate Loan to which a one-month Interest

Period is in effect) (and, if any such rate is below zero, the LIBOR Rate shall be deemed to be zero), which determination shall be conclusive in the absence of manifest error, provided such LIBOR Rate shall be determined and adjusted on a daily basis; and
(b)    with respect to any portion of the outstanding Term Loan that is a LIBOR Rate Loan to which a one-month Interest Period is in effect, the rate per annum as reported on Reuters Screen LIBOR01 page (or any successor page) at approximately 11:00 a.m. (London time) two (2) London Banking Days (as defined below) prior to the first day of the applicable Interest Period (as defined below) for U.S. Dollar deposits with a term equal to the applicable Interest Period and in an amount comparable to the amount of such portion of the outstanding Term Loan that is a LIBOR Rate Loan (and, if any such rate is below zero, the LIBOR Rate shall be deemed to be zero), which determination shall be conclusive in the absence of manifest error, provided such LIBOR Rate shall be determined and adjusted on a monthly basis.
For purposes of clause (b) above and (in the case of Interest Period) Section 2.6(d) of the Agreement,
(i) “London Banking Day” means any day on which dealings in U.S. Dollar deposits are conducted by and between banks in the London interbank Eurodollar market; and
(ii) “Interest Period” means the period commencing on the date such LIBOR Rate Loan is disbursed or converted to or continued as a LIBOR Rate Loan and ending on the date one (1) month thereafter; provided that: (A) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (B) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (C) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; and (D) no Interest Period shall extend beyond the Term Loan Maturity Date.

(c)    The first sentence in Section 2.6(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Except to the extent provided to the contrary in Section 2.10 or in any other term or condition of any Loan Document or Bank Product Agreement, all interest and all other fees payable hereunder (other than any Letter of Credit fees) or under any of the other Loan Documents, all costs and expenses then due and payable hereunder or under any of the other Loan Documents, and all Lender Group Expenses shall be due and payable, in arrears, on the first day of each month at any time that Obligations (other than indemnities and other contingent Obligations not then due and payable) or Commitments are outstanding; provided, that, in the case of any portion of the outstanding Term Loan that is a LIBOR Rate Loan, all interest thereon payable hereunder shall be due and payable, in arrears, on the last day of the Interest Period applicable thereto.”
3.    Representations. To induce Agent and the Term Loan Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Term Loan Lenders as of the date hereof as follows:
(a)    that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;
(b)    that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;
(c)    that this Amendment is a legal, valid, and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)    that, as of the Amendment Effective Date and after giving effect to this Amendment, the representation and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and
(e)    that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.    Conditions. This Amendment shall become effective on the date this Amendment shall have been executed and delivered by Agent, the Term Loan Lenders and Borrowers, and acknowledged by the Guarantor (such date, the “Amendment Effective Date”).
Agent’s delivery to Boise Cascade of a copy of this Amendment executed by all necessary parties described in this Section 4 shall be deemed evidence that the Amendment Effective Date has occurred.
5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(b)    This Amendment binds Agent, the Term Loan Lenders and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Term Loan Lenders and Borrowers and the successors and assigns of Agent and each Term Loan Lender.
(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and the Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).
(d)    This Amendment is a Loan Document. Each Borrower (i) acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses and (ii) agrees to pay the Term Loan Sub-Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment.
(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES TO FOLLOW]

The parties are signing this Second Amendment to Amended and Restated Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to Second Amendment to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent
By:    /s/ Nicholas Ply
Name:    Nicholas Ply
Title:    Vice President

[Signature page to Second Amendment to Amended and Restated Credit Agreement]

AMERICAN AGCREDIT, PCA,
as a Lender
By:    /s/ Michael J. Balok
Name:    Michael J. Balok
Title:    Vice President

[Signature page to Second Amendment to Amended and Restated Credit Agreement]

NORTHWEST FARM CREDIT SERVICES, PCA,
as a Lender
By:    /s/ Jeremy A. Roewe
Name:    Jeremy A. Roewe
Title:    Vice President

[Signature page to Second Amendment to Amended and Restated Credit Agreement]

COBANK, FCB,
as a Voting Participant
By:    /s/ Michael Tousignant
Name:    Michael Tousignant
Title:    Vice President

[Signature page to Second Amendment to Amended and Restated Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to Second Amendment to Amended and Restated Credit Agreement]